UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                          Date of Report: June 5, 2000

                   CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Colorado                      0-21821                 93-0962072
----------------------------        ------------           -------------------
(State or other jurisdiction        (Commission               (IRS Employer
   of incorporation)                File Number)           Identification No.)

           410 17th Street, Suite 400, Denver, Colorado         80202
          -------------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (888) 313-8051

                                      None
          -------------------------------------------------------------
          (Former name or former address, if changes since last report)

Item 5. Other Events. Press Release Announcing Adjournment of Special Meeting of Shareholders.

Exhibits

      Exhibit 99.1 - Press Release, dated June 6, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CONSOLIDATED CAPITAL OF
                                                    NORTH AMERICA, INC.


Date: June 6, 2000                                 By: /s/ Donald R. Jackson
                                                       ---------------------
                                                       Donald R. Jackson
                                                       Treasurer